UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2012

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)    International Paper Company (the “Company”) held its annual meeting of shareowners on May 7, 2012.

(b)    Of the 437,084,397 shares outstanding on the record date and entitled to vote at the meeting, 391,782,418 shares were present at the meeting in person or by proxy, constituting a quorum of 90 percent. The shareowners of the Company’s common stock considered and voted upon three Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect Nine Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2013 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
David J. Bronczek	336,889,235	5,550,969	582,090	48,760,124
Ahmet C. Dorduncu	341,321,841	1,171,959	528,494	48,760,124
John V. Faraci	330,795,256	11,814,377	412,661	48,760,124
Stacey J. Mobley	338,923,973	3,459,724	638,597	48,760,124
Joan E. Spero	340,561,894	2,010,531	449,869	48,760,124
John L. Townsend, III	340,075,599	2,488,298	478,397	48,760,124
John F. Turner	335,845,644	6,754,828	421,822	48,760,124
William G. Walter	338,991,882	3,511,750	518,662	48,760,124
J. Steven Whisler	337,080,120	5,326,923	615,251	48,760,124

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2012

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012 by the following count:

For	Against	Abstain	Broker Non-Votes
385,184,185	6,021,152	577,081	—

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
333,207,982	6,989,358	2,824,954	48,760,124

Item 4 – Shareowner Proposal Concerning Shareowner Action by Written Consent in Lieu of a Meeting

The holders of the Company’s common stock approved the non-binding shareowner proposal concerning shareowner action by written consent by the following count:

For	Against	Abstain	Broker Non-Votes
176,054,487	165,554,791	1,413,016	48,760,124

(c)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 9, 2012	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Senior Vice President, General Counsel and Corporate Secretary

4